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                                  EXHIBIT 10.5

                             OFFICE LEASE AGREEMENT


DATED:         October 1, 1998

BETWEEN:       C. RICHARD KEARNS and DIXIE KEARNS,                 ("LESSOR")
               husband and wife

AND:           COUNTRY MAID FINANCIAL, INC., a Washington          ("LESSEE")
               corporation

1.0     RECITALS

        1.1 LESSOR leases to LESSEE and LESSEE leases from LESSOR 5,020 square feet of office space located at 2500 S. Main Street, Lebanon, Oregon, 97355 ("PREMISES").

2.0     TERM; RENEWAL

        2.1 The term of this LEASE shall commence on October 1, 1998, and shall continue for a period of five (5) years unless sooner terminated as provided herein or by law.

        2.2 If LESSEE is not in default under this LEASE, LESSEE shall have the option to extend the term of this LEASE for three (3) renewal terms of five (5) years, upon the same terms and conditions as those set forth in this LEASE, except that the rental price may be adjusted as mutually agreed between the parties. LESSEE shall give LESSOR at least two (2) months' written notice to LESSOR of its intention to exercise each option.

3.0     RENT

        3.1 LESSEE shall pay to LESSOR rent in the sum of Four Thousand Dollars ($4,000) payable on the first day of each month, at a place LESSOR may from time to time designate in writing.

        3.2 This AGREEMENT shall be triple net to the LESSOR. LESSEE shall pay for all service and utilities provided to the premises along with any maintenance and repairs that may be necessary to keep the premises in as good a condition as on the COMMENCEMENT DATE, normal wear and tear excepted.

4.0     MISCELLANEOUS

        4.1 Choice Of Law/Venue. This LEASE shall be governed by the laws of the State of Oregon. Any legal disputes resulting from the execution or performance of this LEASE shall be brought solely in the Courts of the State of Oregon, Linn County.

        4.2 Entire Agreement. This LEASE represents the entire and integrated agreement between the parties and supersedes all prior negotiations, representations, or agreements, either written or oral, and shall not be changed or terminated except by written amendment signed by the parties.


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        4.3 Attorney Fees. Should either party employ an attorney to institute any legal action to enforce any of the provisions of this LEASE, the prevailing party shall be entitled to recover reasonable attorney fees, costs, charges, and expenses expended or incurred therein at trial, on appeal, and otherwise, including any fees and expenses of the arbitrator if one is appointed.

        4.4 Termination. Either party may terminate this LEASE with thirty days written notice to the non-terminating party.

5.0     SIGNATURES

        5.1 IN WITNESS WHEREOF, the Parties have signed this AGREEMENT.

LESSOR:                                     LESSEE:

                                            COUNTRY MAID FINANCIAL, INC., a
                                            Washington corporation
C. RICHARD KEARNS


DIXIE L. KEARNS                             By: ELLIS J. STUTZMAN, Its President



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